UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2006

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On December 21, 2006, InfoSpace, Inc. announced that Stephen J. Davis will leave his position as president of mobile and online media to pursue other career opportunities. He will leave the Company effective January 1, 2007. Mr. Davis will receive a severance package in accordance with his employment agreement with the Company.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1	Press Release dated December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006

INFOSPACE, INC.

By:	/s/ Robert Bruce Easter, Jr.
Robert Bruce Easter, Jr.
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release dated December 21, 2006